UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2022

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-31157	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 11, 2022, the Board of Directors (the “Board”) of Innovative Solutions and Support, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”), payable on September 27, 2022, for each share of Common Stock, par value $0.001 per share (the “Common Shares”), of the Company outstanding on September 27, 2022 to the stockholders of record on that date. In connection with the distribution of the Rights, the Company entered into a Rights Agreement (the “Rights Agreement”), dated as of September 12, 2022, between the Company and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company at a price of $41.57 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment.

The Rights are in all respects subject to and governed by the provisions of the Rights Agreement. The following description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Shares and no separate certificates evidencing the Rights will be issued. Until the Distribution Date (as defined below), the Rights will be transferred with and only with the Common Shares. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share issued so that all such shares will have Rights attached.

The Rights would separate and begin trading separately from the Common Shares as of the close of business on the earlier to occur of (i) ten business days following a public announcement, or the Company has notice or otherwise determines that a Person (as defined in the Rights Agreement) or group of Affiliated or Associated Persons (as such terms are defined in the Rights Agreement) has acquired or obtained the right to acquire Beneficial Ownership (as defined below) of 15% or more (which threshold may differ in circumstances where such Person has filed a statement on Schedule 13G or Schedule 13D with the Securities and Exchange Commission) of the outstanding Common Shares (an “Acquiring Person”) (or, in the event an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board determines that a later date is advisable, then such later date that is not more than 20 days after such public announcement) or (ii) ten business days (or such later date as may be determined by action of the Board of Directors but in no event later than the tenth business day after such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 15% or more of the outstanding Common Shares (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, the Company will prepare and cause the Rights Certificates to be sent to each holder of record as of the close of business on the Distribution Date.

An “Acquiring Person” will not include (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan of the Company or of any subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan, (v) any Person whom the Board of Directors determines becomes an Acquiring Person inadvertently, with no plan to acquire, change or influence control of the Company (provided that such Person commits to promptly divest sufficient securities of the Company to fall below the 15% threshold), or (vi) any Person who or which, on the date of the Rights Agreement, is a Beneficial Owner of 15% or more (which threshold may differ in circumstances where such Person has filed a statement on Schedule 13G or Schedule 13D with the Securities and Exchange Commission) of the Common Shares then outstanding (an “Excepted Person”). However, if an Excepted Person becomes, after the date of the Rights Agreement, the Beneficial Owner of additional Common Shares representing at least one percent or more of the outstanding Common Shares (not including any stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Stock are treated equally, not caused, directly or indirectly, by such Person) then, such Excepted Person will be deemed an Acquiring Person and all of the Common Shares shall be counted for purposes of determining whether the Excepted Person is an Acquiring Person. In addition, upon the first decrease of an Excepted Person’s Beneficial Ownership below 15% (which threshold may differ in circumstances where such Person has filed a statement on Schedule 13G or Schedule 13D with the Securities and Exchange Commission) such Excepted Person will no longer be considered an Excepted Person.

“Beneficial Ownership” is defined in the Rights Agreement to include (i) any securities that a Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, (ii) except under limited circumstances, any securities that such Person or any of such Person’s Affiliates or Associates has the right or obligation to acquire or vote pursuant to any agreement, arrangement or understanding (written or oral), (iii) except under limited circumstances, any securities which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (written or oral, with the exception of certain customary agreements) for the purpose of acquiring, holding, voting or disposing of any securities of the Company, or with which such or with which such Person is acting in concert, and (iv) any securities which are the subject of, or the reference securities for, or that underlie, any derivative securities (as defined under Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such Person or any of such Person’s Affiliates or Associates with the number of shares of Common Shares deemed beneficially owned being (1) the number of Common Shares that are synthetically owned as a result of the derivative interest, and (2) the notional or other number of Common Shares specified in the documentation evidencing the derivative interest as being subject to be acquired upon the exercise or settlement of the derivative interest or as the basis upon which the value or settlement amount of such derivative interest is to be calculated in whole or in part or, if no such number of Common Shares specified in such documentation, as determined by the Board of Directors in its sole discretion to be the number of shares of Common Stock to which the derivative interest relates.

The Rights are not exercisable until the Distribution Date. The Rights will expire on September 12, 2023 (the “Final Expiration Date”), unless (i) the Final Expiration Date is extended or (ii) the Rights are earlier redeemed by the Company.

Exempt Persons

The Board may, in its sole and absolute discretion, determine that a Person is exempt from the Rights Agreement (an “Exempt Person”), so long as such determination is made prior to such time as any Person becomes an Acquiring Person. In addition, any Person will cease to be an Exempt Person if the Board makes a contrary determination with respect to such Person regardless of the reason therefor.

Qualifying Offers

A “Qualifying Offer” (as defined in the Rights Agreement) is eligible for exemption from the operation of the Rights Agreement under certain conditions. In general, a Qualifying Offer is a fully financed all-cash tender offer for any and all outstanding shares of the Company’s common stock that includes a commitment by the offeror to promptly consummate any second step transaction needed to acquire all remaining Common Shares for the same consideration (subject only to shareholders’ exercise of statutory appraisal rights) and that meets other requirements specified in the Rights Agreement.

In the event the Company receives such a Qualifying Offer, and within 90 calendar days of the commencement of such Qualifying Offer (the “Board Evaluation Period”), the Board has not redeemed the outstanding Rights under the Rights Agreement, exempted the Qualifying Offer from the terms of the Rights Agreement or called a special meeting of shareholders to vote on whether to exempt the Qualifying Offer from the terms of the Rights Agreement, holders of at least 10% of the Company’s common stock (excluding shares Beneficially Owned by the offeror and its affiliates and associates) may request that the Board call a special meeting for this purpose. If, subject to the conditions specified in the Rights Agreement, the special meeting is not convened by the 60th calendar day following the last day of the Board Evaluation Period or the special meeting is convened and a majority of the Common Shares outstanding as of the record date for the special meeting (excluding shares Beneficially Owned by the offeror and its affiliates and associates) are voted in favor of exempting the Qualifying Offer, the Qualifying Offer will be deemed exempt from the Rights Agreement.

Flip-in Event

If a Person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions), the Rights will become exercisable for Common Shares (or, in certain circumstances, Preferred Shares or other similar securities of the Company) at a 50% discount to the market value of the Common Shares.

From and after the date that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were at any time on or after the earlier of (i) the date of such event or (ii) the Distribution Date, acquired or Beneficially Owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

Flip-over Event

If, at any time after a Person becomes an Acquiring Person, (i) the Company consolidates with, or merges with and into, any other Person (and the Company is not the surviving corporation); (ii) any Person consolidates with the Company, or merges with and into the Company, and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or (iii) the Company shall sell, or otherwise transfer in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than to the Company or one or more of its wholly owned Subsidiaries, then proper provision will be made so that each holder of a Right will have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company as shall be equal to the result obtained by multiplying the then current Purchase Price by the number of one one-thousandths of a share of a Preferred Share for which a Right is then exercisable and dividing that product by 50% of the then current market price per share of the common stock of the acquiring company on the date of such merger or other business combination transaction.

Exchange

At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person or group of 50% or more of the outstanding Common Shares, the Board may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

Redemption

At any time prior to the time any Person becomes an Acquiring Person or the Final Expiration Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights Agreement may be amended by the Board of Directors without the consent of the holders of the Rights, except that from and after such time as any Person becomes an Acquiring Person no such amendment may materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates (as such terms are defined in the Rights Agreement)).

Adjustment

The Purchase Price payable, the number of outstanding Rights and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. In lieu of fractional Preferred Shares, the Company may make an adjustment in cash based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Preferred Share Value

The value of the one one-thousandth of a Preferred Share purchasable upon exercise of each Right should approximate the long-term value of one Common Share. Each Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange.

Certain Anti-Takeover Effects

The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a Person or group that acquires 15% or more of the outstanding Common Shares. The Rights, however, should not interfere with any merger or business combination approved by the Board of the Company.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on September 11, 2022, the Board of Directors approved the Statement with Respect to Shares for Series B Junior Participating Preferred Stock (the “Statement”). The Statement was filed with the Department of State of the Commonwealth of Pennsylvania on September 12, 2022.

The Statement is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. To the extent applicable, the information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is qualified in its entirety by reference to such exhibits.

Item 8.01. Other Events.

On September 12, 2022, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits: The Exhibit Index annexed hereto is incorporated herein by reference.

3.1	Statement with Respect to Shares for Series B Junior Participating Preferred Stock of Innovative Solutions and Support, Inc., filed with the Department of State of the Commonwealth of Pennsylvania on September 12, 2022.

4.1	Rights Agreement, dated as of September 12, 2022, between Innovative Solutions and Support, Inc. and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent.

99.1	Press Release of Innovative Solutions and Support, Inc. dated September 12, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: September 12, 2022	By:	/s/ Michael Linacre
Name: Michael Linacre
Title: Chief Financial Officer